UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22040

MLP & Strategic Equity Fund Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeking to provide a high level of after-tax total return.

Semi-Annual Report

April 30, 2011

MLP & Strategic Equity Fund, Inc. MTP

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, LLC, the Fund’s investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long-term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of this Fund. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Chairman’s

Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

June 21, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Fund’s investment adviser is Nuveen Fund Advisors, Inc., an affiliate of Nuveen Investments. The Fund’s portfolio is managed by Fiduciary Asset Management, Inc. (FAMCO), a wholly-owned affiliate of Piper Jaffray Investment Management, Inc. James J. Cunnane Jr., CFA, chief investment officer at FAMCO, and Quinn T. Kiley, senior portfolio manager, co-manage the Fund. Collectively, the team has over 25 years of experience managing Master Limited Partnerships (MLPs). Here they discuss their investment strategies and the performance of the Fund for the six-month period ended April 30, 2011.

What strategies were used to manage the Fund during the six-month period ended April 30, 2011?

Over this period, the Fund’s primary investment objective remained unchanged — to provide a high level of after-tax total return. We attempted to achieve this by investing in a portfolio of publicly traded MLPs operating primarily in the energy infrastructure sector of the market.

As in the past, we maintained our preference for holding MLPs that own natural gas infrastructure facilities. This comes from our belief in the expected growth of production from nonconventional reserves throughout the United States. This increase in production from new regions, combined with what we believe to be an increasingly favorable policy shift towards domestic natural gas consumption, could result in the need for higher utilization rates of existing infrastructure and the need for new pipelines as well. We believe this back drop is supportive of MLP cash flows and valuations.

As we noted in the last shareholder report, distribution growth has always been an important factor in MLP valuations, and increased mergers and acquisition activity may drive distribution growth to investors. Consequently, we continued to carefully evaluate these types of opportunities. Historically, MLPs have increased their cash flow and distributions by either building or buying new energy infrastructure. When built or bought for the right price, such transactions have been significant contributors of value to MLP investors over time. This is based upon the premise that a diverse asset base provides growth opportunities, and the right additions can be both profitable in their own right and increase efficiency and profitability to existing businesses. We continued to position the portfolio to take advantage of these types of industry fundamentals and trends, trying to identify the best value propositions to gain exposure to the characteristics we seek.

In this environment, how did the Fund perform over the period?

Returns for the Fund, as well as for comparative indexes, are presented in the accompanying table.

Nuveen Investments	5

Six-month returns are cumulative; all other returns are annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page in this report.

*	Fund inception was 6/29/07. Since inception returns for the indexes are from 7/1/07.

1	The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis, and the corresponding total-return index is disseminated daily. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Average Annual Total Returns on Net Asset Value For periods ended 4/30/11

	6-Month	1-Year	Since Inception*
MTP	8.99%	18.93%	6.07%
Alerian MLP Index[1]	13.53%	32.92%	12.01%
S&P 500 Index[2]	16.36%	17.22%	-0.36%

The Fund’s return lagged the Alerian Index, in large part because the Fund is required to book a liability for the tax effect of all unrealized capital gains. This liability will act as a drag on Fund performance, relative to MLP performance, when MLPs are performing well. The S&P 500 Index return is provided only as a general equity market reference. The Fund is not managed toward this Index.

Over this reporting period, the Fund’s MLP portfolio was positioned more toward higher quality, growth oriented, smaller capitalized MLPs than the Alerian MLP Index. We believe that the lowest quality MLPs, as defined in that Index, often offer more risk than reward over a full MLP market cycle. However, over shorter term periods, low quality may outperform. This was the case during the six-month period ended April 30, 2011. Our avoidance of the quintile of lowest quality MLPs detracted from the Fund’s performance relative to the Alerian MLP Index.

However, the Fund’s portfolio did hold more than twice the amount of the highest growth MLPs, as measured by distribution growth over the last twelve months, than the Alerian MLP Index. This overweight position was a positive contributor to the Fund’s performance during the period. Additionally, the small cap bias of the Fund resulted in positive relative performance in the generally favorable market environment of the six-month period.

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results.

Investment and Market Risk; An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk; The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations, including changes resulting from the “sunset” provisions that may apply to the favorable tax treatment of tax-advantaged dividends. There can be no assurance as to the percentage of a Fund’s distributions that will qualify as tax-advantaged dividends.

Price Risk; This refers to the fact that shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether the common shares will trade at, above or below net asset value.

6	Nuveen Investments

Share Distribution

and Share Price Information

The following information regarding your Fund’s distributions is current as of April 30, 2011, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

During the six-month reporting period, the Fund increased its monthly distribution to shareholders during January. Effective February 1, 2011, the Fund changed from paying distributions on a monthly basis to paying on a quarterly basis, with its first quarterly distribution of .2370 per share payable to shareholders during May 2011. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•

The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•

Actual returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•

A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s return falls short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

Nuveen Investments	7

•

Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year, estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund’s IRS From 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund’s distributions and actual total return performance for the six months ended April 30, 2011. The distribution information is presented on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

As of 4/30/11	MTP
Inception date	6/29/07
Six months ended April 30, 2011:
Per share distribution:
From net investment income	$0.00
From realized capital gains*	0.27
Return of capital	0.19

Total per share distribution	$0.46

Annualized distribution rate on NAV	4.98%
Average annual total returns:
Six-Month (Cumulative) on NAV	8.99%
1-Year on NAV	18.93%
Since inception on NAV	6.07%

*	Note that because the Fund is treated as a regular corporation for U.S. federal income tax purposes, no portion of the Fund’s distributions are eligible for designation as capital gain dividends. Consequently, the tax characterization (i.e. Form 1099 reporting) of the Fund’s distribution will be either ordinary dividend or return of capital.

Share Repurchases and Share Price Information

During the six-month reporting period, the Fund’s Board of Directors approved a share repurchase program allowing the Fund to repurchase up to 10% of its outstanding shares. The Fund has not repurchased any of its outstanding shares since the inception of its repurchase program.

As of April 30, 2011, the Fund’s share price was trading at a discount of -3.78%, compared with an average discount of -1.18% for the entire six-month period.

8	Nuveen Investments

MTP Performance OVERVIEW	MLP & Strategic Equity Fund, Inc. as of April 30, 2011

Fund Snapshot
Common Share Price	$17.84
Common Share Net Asset Value (NAV)	$18.46
Premium/(Discount) to NAV	-3.36%
Current Distribution Rate[1]	5.31%
Net Assets Applicable to Common Shares ($000)	$273,446

Average Annual Total Return (Inception 6/29/07)
	On Share Price	On NAV
6-Month (Cumulative)	5.11%	8.99%
1-Year	5.74%	18.93%
Since Inception	3.94%	6.07%

Portfolio Composition (as a % of total investments)[2]
Oil, Gas & Consumable Fuels	93.7%
Gas Utilities	2.3%
Energy Equipment & Services	0.8%
Short-Term Investments	3.2%

Ten Largest Master Limited Partnerships & MLP Affiliates Holdings (as a % of total investments)[2]
Williams Partners LP	5.1%
Kinder Morgan Management LLC	5.1%
Enterprise Products Partners LP	4.9%
Magellan Midstream Partners LP	4.8%
Plains All American Pipeline LP	4.7%
Buckeye Partners LP	4.4%
Boardwalk Pipeline Partners LP	4.2%
ONEOK Partners LP	4.2%
El Paso Pipeline Partners LP	4.1%
Energy Transfer Equity LP	4.0%

Portfolio Allocation (as a % of total investments)2

2010-2011 Quarterly Dividends Per Common Share3

Common Share Price Performance — Weekly Closing Price

   Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1 Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

2 Holdings are subject to change.

3 Effective February 1, 2011, the Fund began paying distributions to shareholders quarterly, with its first quarterly distribution of .2370 per share payable May 16, 2011.

Nuveen Investments	9

Portfolio of Investments (Unaudited)

MLP & Strategic Equity Fund Inc. (MTP)

April 30, 2011

Shares/ Units	Description (1)	Value

	MASTER LIMITED PARTNERSHIPS & MLP AFFILIATES – 108.6%

	Energy Equipment & Services – 0.9%

81,816	Exterran Partners LP	$2,350,574
	Gas Utilities – 2.6%

86,050	AmeriGas Partners LP	4,137,284

53,406	Suburban Propane Partners LP	3,001,951
	Total Gas Utilities	7,139,235
	Oil, Gas & Consumable Fuels – 105.1%

55,446	Alliance Resource Partners LP	4,566,533

384,804	Boardwalk Pipline Partners LP	12,879,390

208,913	Buckeye Partners LP	13,591,880

351,795	Chesapeake Midstream Partners LP	9,790,455

97,461	Crestwood Midstream Partners LP	2,917,982

122,449	Crestwood Midstream Partners LP, Class C (2)	3,102,012

111,282	DCP Midstream Partners LP	4,957,613

147,220	Duncan Energy Partners LP	6,351,071

341,100	El Paso Pipeline Partners LP	12,634,344

278,686	Enbridge Energy Management LLC	9,508,766

168,838	Enbridge Energy Partners LP	5,723,608

265,557	Energy Transfer Equity LP	12,207,655

61,173	Energy Transfer Partners LP	3,322,917

345,308	Enterprise Products Partners LP	14,941,477

51,490	EV Energy Partners LP	3,032,246

154,764	Genesis Energy LP	4,321,011

52,970	Holly Energy Partners LP	2,902,226

182,706	Inergy LP	7,458,059

227,613	Kinder Morgan Management LLC	15,518,667

237,673	Magellan Midstream Partners LP	14,616,890

159,862	Natural Resource Partners LP	5,500,851

172,300	Niska Gas Storage Partners LLC	3,721,680

90,649	NuStar Energy LP	6,146,909

118,500	NuStar GP Holdings LLC	4,696,155

149,793	ONEOK Partners LP	12,813,293

31,100	Oxford Resource Partners LP	804,557

215,700	PAA Natural Gas Storage LP	5,291,121

49,913	Pioneer Southwest Energy Partners LP	1,773,409

223,149	Plains All American Pipeline LP	14,335,092

428,813	Regency Energy Partners LP	11,903,849

227,226	Spectra Energy Partners LP	7,818,847

79,470	Sunoco Logistics Partners LP	7,154,684

216,000	Targa Resources, Inc.	7,590,240

117,774	TC PipeLines LP	5,697,906

88,663	Teekay LNG Partners LP	3,362,101

34,676	TransMontaigne Partners LP	1,250,417

207,520	Western Gas Partners LP	7,615,984

10	Nuveen Investments

Shares/Units	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

279,347	Williams Partners LP	$15,587,562
	Total Oil, Gas & Consumable Fuels	287,409,459
	Total Master Limited Partnerships & MLP Affiliates (cost $165,927,805)	296,899,268

Principal Amount (000)	Description (1)	Value
	Short-Term Investments – 3.6%

	Money Market Funds – 3.6%

$9,911	SSgA Prime Money Market Fund, 0.08% (3)	$9,911,224
	Total Short-Term Investments (cost $9,911,224)	9,911,224
	Total Investments (cost $175,839,029) – 112.2%	306,810,492
	Other Assets Less Liabilities – (12.2)%	(33,364,826)
	Net Assets – 100%	$273,445,666

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(3)	Represents the current distribution rate as of April 30, 2011.

See accompanying notes to financial statements.

Nuveen Investments	11

Statement of Assets & Liabilities (Unaudited)

April 30, 2011

Assets
Investments, at value (cost $175,839,029)	$306,810,492
Receivables:
Distributions and interest	1,499,914
Investments sold	115,091
Other assets	13,128
Total assets	308,438,625
Liabilities
Net deferred tax liability	30,628,648
Dividends payable	3,510,148
Accrued expenses:
Management fees	297,617
Other	556,546
Total liabilities	34,992,959
Net assets	$273,445,666
Shares outstanding	14,810,750
Net asset value per share outstanding	$18.46
Net assets consist of:
Shares, $.001 par value per share	$14,811
Paid-in surplus	217,049,891
Accumulated net investment loss, net of tax	(17,928,998)
Accumulated net realized gain (loss), net of tax	(47,146,160)
Net unrealized appreciation (depreciation), net of tax	121,456,122
Net assets	$273,445,666
Authorized shares	100,000,000

See accompanying notes to financial statements.

12	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended April 30, 2011

Investment Income
Distributions from master limited partnerships	$7,125,649
Less: Return of capital on distributions	(7,125,649)
Interest	1,527
Total investment income	1,527
Expenses
Management fees	(1,455,730)
Shareholders’ servicing agent fees and expenses	(14,782)
Custodian’s fees and expenses	(42,887)
Directors’ fees and expenses	(22,440)
Professional fees	(53,075)
Shareholders’ reports – printing and mailing expenses	(58,811)
Stock exchange listing fees	(167)
Investor relations expense	(24,047)
Other expenses	(112,885)
Total expenses	(1,784,824)
Net investment income (loss) before taxes	(1,783,297)
Deferred tax benefit	697,751
Current tax expense	—
Net investment income (loss)	(1,085,546)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments before taxes	13,320,228
Deferred tax expense	(5,207,330)
Net realized gain (loss) from investments	8,112,898
Change in net unrealized appreciation (depreciation) of investments before taxes	24,340,021
Deferred tax expense	(9,515,341)
Change in net unrealized appreciation (depreciation) of investments	14,824,680
Net realized and unrealized gain (loss)	22,937,578
Net increase (decrease) in net assets from operations	$21,852,032

See accompanying notes to financial statements.

Nuveen Investments	13

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended 4/30/11	Year Ended 10/31/10
Operations
Net investment income (loss)	$(1,085,546)	$(2,047,329)
Net realized gain (loss) from investments	8,112,898	3,949,654
Change in net unrealized appreciation (depreciation) of investments	14,824,680	69,084,607
Net increase (decrease) in net assets from operations	21,852,032	70,986,932
Distributions to Shareholders
From and in excess of net investment income	(6,752,583)	—
From net investment income	—	—
Return of capital	—	(12,405,256)
Decrease in net assets from distributions to shareholders	(6,752,583)	(12,405,256)
Fund Share Transactions
Proceeds from shares issued to shareholders due to reinvestment of distributions	188,523	1,292,066
Net increase (decrease) in net assets from Fund share transactions	188,523	1,292,066
Net increase (decrease) in net assets	15,287,972	59,873,742
Net assets at the beginning of period	258,157,694	198,283,952
Net assets at the end of period	$273,445,666	$258,157,694
Accumulated net investment loss, net of tax at end of period	$(17,928,998)	$(10,090,869)

See accompanying notes to financial statements.

14	Nuveen Investments

Financial Highlights (Unaudited)

Nuveen Investments	15

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income		Return of Capital	Total	Offering Costs	Ending Net Asset Value	Ending Market Value
Year Ended 10/31:
2011(d)	$17.44	$(.07)	$1.55	$1.48	$(.46	)*	$—	$(.46)	$—	$18.46	$17.84
2010	13.47	(.14)	4.95	4.81	—		(.84)	(.84)	—	17.44	17.41
2009	11.70	(.15)	2.82	2.67	—		(.90)	(0.90)	—	13.47	14.42
2008	18.06	(.09)	(5.07)	(5.16)	—		(1.20)	(1.20)	—	11.70	13.00
2007(e)	19.10	.04	(.74)	(.70)	(.03)		(.27)	(0.30)	(.04)	18.06	16.24

16	Nuveen Investments

		Ratios/Supplemental Data

Total Returns			Ratios to Average Net Assets Before Tax Expense/(Benefit).				Ratios to Average Net Assets(b)
Based on Market Value(a)	Based on Net Asset Value(a)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)(c)		Current and Deferred Tax Expense/ (Benefit)		Portfolio Turnover Rate

5.11%	8.99%	$274,640	1.35	%**	(1.35	)%**	9.25	%**	(.82	)%**	10.60	%**	7%
26.91	36.28	258,158	1.31		(1.31)		8.36		(.86)		7.05		16
20.47	25.04	198,284	1.35		(1.32)		1.35		(1.32)		—		38
(12.82)	(29.45)	170,399	1.33		(.62)		1.33		(.62)		—		5
(17.37)	(3.77)	262,603	1.35	**	.62	**	1.35	**	.62	**	—		—

(a)	For the six months ended April 30, 2011 and fiscal year ended October 31, 2010, Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

For the six months ended April 30, 2011 and fiscal year ended October 31, 2010, Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

For the period June 29, 2007, (commencement of operations) through October 31, 2009, Total Returns Based on Market Value and Net Asset Value reflect the performance of the Fund based on a calculation approved by Fund management of IQ Advisors. Total returns based on the calculations described above may have produced substantially different results. Total returns are not annualized.

(b)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(c)	Excludes deferred tax expense allocated to realized and unrealized gain (loss).
(d)	For the six months ended April 30, 2011.
(e)	For the period June 29, 2007 (commencement of operations) through October 31, 2007.
*	Represents distributions paid “From and in excess of net investment income” for the six months ended April 30, 2011.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	17

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

MLP & Strategic Equity Fund Inc. (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “MTP.” After the close of business on October 6, 2010, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), assumed the role of investment adviser for the Fund from IQ Investment Advisers LLC (“IQ Advisors”) following a vote by Fund shareholders on September 30, 2010. The transition from IQ Advisors to the Advisor did not result in any change to the Fund’s investment objective or principal investment strategies.

Effective January 1, 2011, the Fund’s adviser, Nuveen Asset Management, changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”).

The Fund’s investment objective is to provide a high level of after-tax total return. The Fund pursues its investment objective by investing substantially all of its net assets in publicly traded master limited partnerships (“MLPs”) operating in the energy infrastructure sector of the market.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities, such as MLPs, are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price. Investments in open-end funds are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Master Limited Partnerships

The Fund may purchase both domestic and international MLPs. The Fund’s investment in MLPs may include ownership of MLP common units and MLP subordinated units. The Fund also may purchase MLP I-Shares (together with the MLPs, the “MLP Entities”). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure. Generally, when an MLP pays its quarterly cash distribution to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. The Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers, or other qualified institutional buyers.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

18	Nuveen Investments

Investment Income

Dividend income is recorded on the ex-dividend date, or for foreign securities, when information is available. Interest income is recognized on the accrual basis.

The Fund records the character of distributions received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. Distributions, recognized as “Distributions from master limited partnerships” on the Statement of Operations, are offset by amounts characterized as return of capital from the MLP entities. For the six months ended April 30, 2011, the Fund estimated and characterized 100% of its distributions from MLPs as return of capital. No adjustments were made to the Fund’s prior year return of capital estimate based on the 2010 tax reporting information received by the Fund subsequent to the end of the fiscal period.

Income Taxes

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund is generally subject to U.S. federal income tax on its taxable income at statutory rates applicable to corporations (currently at a maximum rate of 35%). The estimated effective state income tax rate is 4.04%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund’s income tax provision consists of the following as of April 30, 2011:

Current tax expense (benefit):
Federal	$—
State	—
Total current tax expense (benefit)	$—
Deferred tax expense (benefit):
Federal	$12,566,594
State	1,458,327
Total deferred tax expense (benefit)	$14,024,921

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

Description	Amount	Rate
Application of statutory income tax rate	$12,556,397	35.00%
State income taxes net of federal benefit	1,449,367	4.04
Effect of permanent differences and other items	19,157	.05
Total income tax expense (benefit)	$14,024,921	39.09%

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for Federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLPs’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes (“ASC 740”) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. The Fund’s valuation allowance associated with its federal net operating loss and capital loss carryforward as of October 31, 2010, was released in full during the prior fiscal year due to the significant realized and unrealized gain on investments generated during the prior fiscal year.

Nuveen Investments	19

Notes to Financial Statements (Unaudited) (continued)

Components of the Fund’s deferred tax assets and liabilities as of April 30, 2011, are as follows:

Description	Deferred Benefit (Liability)
Deferred tax assets:
Net operating loss carryforward (tax basis)	$13,240,999
Capital loss carryforward (tax basis)	15,330,178
$28,571,177
Deferred tax liabilities:
Accumulated net unrealized gain on investments (tax basis)	$(58,314,552)
Net deferred taxes before valuation allowance	$(58,314,552)
Less: valuation allowance	(885,273)
Net deferred tax assets (liabilities)	$(30,628,648)

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At April 30, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$157,347,055
Gross unrealized:
Appreciation	$149,463,437
Depreciation	—
Net unrealized appreciation (depreciation) of investments	$149,463,437

During the last tax year ended October 31, 2010, the Fund had a net operating loss carryforward of $24,878,897 of which $8,390,692 expires in 2028, $13,309,618 expires in 2029 and $3,178,587 expires in 2030.

During the last tax year ended October 31, 2010, the Fund had a net capital loss carryforward of $52,639,512 of which $29,217,389 expires in 2013 and $23,422,123 expires in 2014.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

During the period November 1, 2010 through January 31, 2011, distributions were declared and paid by the Fund on a monthly basis. Effective February 1, 2011, the Fund makes quarterly cash distributions of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during the fiscal year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during the fiscal year exceed the Fund’s total return on net asset value, the difference will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during the fiscal year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of October 31 each year.

The distributions made by the Fund during the six months ended April 30, 2011, are provisionally classified as being “From and in excess of net investment income.” And those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative instruments, including futures, options and swap contracts. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not invest in any such investments during the six months ended April 30, 2011.

20	Nuveen Investments

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of April 30, 2011:

	Level 1	Level 2	Level 3	Total
Investments:
Master Limited Partnerships & MLP Affiliates	$293,797,256	$–	$3,102,012	$296,899,268
Short-Term Investments	9,911,224	–	–	9,911,224
Total	$303,708,480	$–	$3,102,012	$306,810,492

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

Level 3 Master Limited Partnerships & MLP Affiliates
Balance at the beginning of period	$–
Gains (losses):
Net realized gains (losses)	–
Net change in unrealized appreciation (depreciation)	102,011
Purchases at cost	3,000,001
Sales at proceeds	–
Net discounts (premiums)	–
Transfers in to	–
Transfers out of	–
Balance at the end of period	$3,102,012
Net change in unrealized appreciation (depreciation) during the period of Level 3 securities held as of April 30, 2011	$102,011

During the six months ended April 30, 2011, the Fund recognized no significant transfers to/from Level 1, Level 2 or Level 3.

Nuveen Investments	21

Notes to Financial Statements (Unaudited) (continued)

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the six months ended April 30, 2011.

4. Fund Shares

During the six months ended April 30, 2011, the Fund’s Board of Directors approved a share repurchase program allowing the Fund to repurchase up to 10% of its outstanding shares. The Fund has not repurchased any of its shares since the inception of its share repurchase program.

Transactions in shares were as follows:

	Six Months Ended 4/30/11	Year Ended 10/31/10
Shares issued to shareholders due to reinvestment of distributions	10,620	82,529

5. Investments Transactions

Purchases and sales (excluding short-term investments) during the six months ended April 30, 2011, aggregated $21,382,230 and $28,062,337, respectively.

6. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.9200%
For the next $500 million	.8950
For the next $500 million	.8700
For the next $500 million	.8450
For managed assets over $2 billion	.8200

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2011, the complex-level fee rate for the Fund was .1785%.

22	Nuveen Investments

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into an Investment Sub-Advisory Agreement with Fiduciary Asset Management, LLC (“FAMCO”). FAMCO is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

7. New Accounting Pronouncement

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	23

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any

24	Nuveen Investments

applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	25

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Current Distribution Rate: An investment’s current annualized distribution divided by its current market price.

Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund. NAVs are calculated at the end of each business day.

26	Nuveen Investments

Other Useful Information

Board of Directors

John P. Amboian

Robert P. Bremner

Jack B. Evans

William C. Hunter

David J. Kundert

William J. Schneider

Judith M. Stockdale

Carole E. Stone

Virginia L. Stringer

Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Custodian

State Street Bank & Trust
Company

Boston, MA

Transfer Agent and Shareholder Services

State Street Bank & Trust Company Nuveen Funds

P.O. Box 43071

Providence, RI 02940-3071

(800) 257-8787

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares Repurchased
MTP	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	27

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

ESA-F-0411D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MLP & Strategic Equity Fund Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: July 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: July 8, 2011

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: July 8, 2011